AMG FUNDS IV

(formerly ASTON FUNDS)

AMG GW&K U.S. Small Cap Growth Fund

(formerly ASTON Small Cap Fund)

Supplement dated October 1, 2016 to the

Summary Prospectus, dated March 9, 2016, as revised October 1, 2016

The following information supplements and supersedes any information to the contrary relating to AMG GW&K U.S. Small Cap Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus, dated March 9, 2016, as revised October 1, 2016.

Effective December 5, 2016, the Summary Prospectus will be revised as follows:

With respect to the section “Principal Investment Strategies,” the first paragraph will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-capitalization companies. In addition, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. The Fund ordinarily invests in approximately 55-85 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Growth Index (between $132.9 million and $3.9 billion as of May 27, 2016, the date of the latest reconstitution of the Index (implemented June 24, 2016)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP PRO GWKSC 1016